SUN CAPITAL ADVISERS TRUST

SC Oppenheimer Main Street Small Cap

Supplement dated June 4, 2008
to the Initial and Service Class Prospectuses, each dated May 1, 2008

The prospectus is revised as follows:

The following replaces the portfolio manager information for the Oppenheimer Main Street Small Cap Fund under “About the Portfolio Managers” on page 39 in the Initial Class Prospectus and page 37 in the Service Class Prospectus, effective June 30, 2008:

Fund	Fund Manager(s)	Manager since	Positions during past five years

Oppenheimer Main Street Small Cap (Jointly managed)	Mark Zavanelli	2006	Vice President of OppenheimerFunds since November 2000. Joined OppenheimerFunds in 1998.

	Marc Reinganum	2008
Vice President of OppenheimerFunds, Director of Quantitative Research and Portfolio Strategist for Equities since September 2002. Prior to that, Mary Jo Vaughn Rauscher Chair in Financial Investments at Southern Methodist University (1995-2002).